ESCROW AGREEMENT

         This Escrow Agreement, ("Agreement"), dated as of among American Alliance, Inc., a Nevada corporation with corporate offices located at 311-15 Wertheim Court, Richmond Hill, Ontario, Canada ("CompanyA"); 1Soft Corporation, an Oregon corporation with corporate offices located at 56759 North Bank Road, Blue River, Oregon, 97413, ("CompanyB"); and Blume Law Firm, P.C., whose address is 11801 North Tatum Boulevard, Suite 108, Phoenix, Arizona 85028-1612 (the "Agent").

I.       Escrow

         S. 1.01 Appointment and Acknowledgment of Escrow Agent

         Company A and Company B hereby appoint the Agent, and the Agent hereby agrees to serve, as Escrow Agent pursuant to the terms of this Agreement. The Agent acknowledges receipt of $50,000, which has been wired into the Agent's Attorney Trust Account. This shall hereafter be referred to as the "Escrowed Property."

         S. 1.02 Operation of Escrow

         The parties hereto agree that the escrow created by this Agreement (the "Escrow") shall operate as follows:

         (a) Within twenty-four (24) hours of receiving written notice of transfer of the Domain Name "WhatsOnLine.com" (the "Domain Name") to CompanyA, which shall not be later than the close of business April 15, 1999, Agent shall transfer the Escrowed Property, less fifty percent (50%) of Agent's escrow fee not to exceed $300.00, to CompanyB's bank as listed below:

                           Routing #1211-35045
                           TriCounties Bank
                           Chico, California
                           Acct.# 230-262091
                           AccountName: 1Soft Corp.

         (b) If Domain Name has not been transferred to CompanyA by close of business April 15, 1999 and the Agent has not received written notice of the extension of the deadline, the Escrowed Property, less fifty percent (50%) of Agent's escrow fee not to exceed $300.00, shall be immediately returned to CompanyA.


         S. 1.03 Further Provisions Relating to the Escrow

         (a) Distribution by the Agent in accordance with the terms of this Agreement shall operate to divest all right, title, interest, claim, and demand, either at law or in equity, of any party to this Agreement (other than the distributee) in and to the Escrowed Property distributed and shall be a perpetual bar both at law and in equity with respect to such distributed Escrowed Property against the parties to this Agreement and against any person claiming or attempting to claim such distributed escrowed property from, through, or under such party.

         (b) Company A (as to half)and Company B (as to half)agree to reimburse the Agent for the Agent's reasonable fees and other expenses (including legal fees and expenses) incurred by the Agent in connection with its duties hereunder.

         (c) CompanyA and CompanyB jointly and severally, agree to indemnify and hold harmless the Agent against and in respect of any and all claims, suits, actions, proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, liabilities, and legal and other expenses (including counsel fees and expenses of attorneys chosen by the Agent) as and when incurred and whether or not involving a third party arising out of or based upon any act, omission, alleged act, or alleged omission by the Agent or any other cause, in any case in connection with the acceptance of, or the performance or nonperformance by the Agent of, any of the Agent's duties under this Agreement, except as a result of the Agent's bad faith or gross negligence. The Agent shall be fully protected by acting in reliance upon any notice, advice, direction, other document, or signature believed by the Agent to be genuine, by assuming that any person purporting to give the Agent any notice, advice, direction, or other document in accordance with the provisions hereof, in connection with this Agreement, or in connection with the Agent's duties under this Agreement, has been duly authorized so to do, or by acting or failing to act in good faith on the advice of any counsel retained by the Agent (which may be Blume Law Firm, P.C.). CompanyB acknowledges that Blume Law Firm, P.C. acts as counsel to CompanyA and may continue to serve in that capacity, and neither anything contained herein, the execution or delivery hereof by the Agent, nor the performance by the Agent of its duties hereunder shall in any way affect or require termination of such relationship with A. The Agent shall not be liable for any mistake of fact or of law or any error of judgment, or for any act or any omission, except as a result of the Agent's bad faith or gross negligence.

         (d) The Agent makes no representation as to the validity, value, genuineness, or the collectibility of any security or other document or instrument held by or delivered to the Agent.

         (e) The Agent shall have no duties or responsibilities except those expressly set forth herein. The parties hereto agree that the Agent will not be called upon to construe any contract or instrument. The Agent shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination, cancellation, or revision of this Agreement, unless in writing and signed by the other parties hereto and received by the Agent, and, if the Agent's duties as Escrow Agent hereunder are affected, unless the Agent shall have given its prior written consent thereto. The Agent shall not be bound by any assignment by CompanyA or by CompanyB of its rights hereunder unless the Agent shall have received written notice thereof from the assignor. The Agent is authorized to comply with and obey laws, rules, regulations, orders, judgments, and decrees of any governmental authority, court, or other tribunal. If the Agent complies with any such law, rule, regulation, order, judgment, or decree, the Agent shall not be liable to any of the parties hereto or to any other person even if such law, rule, order, regulation, judgment, or decree is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without jurisdiction, or found to be in violation of or beyond the scope of a constitution or a law.

         (f) If the Agent shall be uncertain as to the Agent's duties or rights hereunder, shall receive any notice, advice, direction, or other document from any other party with respect to the Escrowed Property which, in the Agent's opinion, is in conflict with any of the provisions of this Agreement, or should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Escrowed Property or any part thereof (or as to the delivery, nondelivery, or content of any notice, advice, direction, or other document), the Agent shall be entitled, without liability to anyone, to refrain from taking any action other than to use the Agent's reasonable efforts to keep safely the Escrowed Property until the Agent shall be directed otherwise in writing by both other parties hereto or by an order, decree, or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal (a "Final Judgment"), but the Agent shall be under no duty to institute or to defend any proceeding, although the Agent may, in the Agent's discretion and at the expense of CompanyA and CompanyB as provided in Section 1.03(c), institute or defend such proceedings.

         (g) The Agent may at any time give written notice of the Agent's resignation (the "Notice") to the other parties hereto. Upon receipt of written notice of the Agent's resignation, CompanyA and CompanyB promptly shall appoint another successor escrow agent. If no successor escrow agent has been appointed and has accepted the Escrowed Property within five days after the Notice is sent, all responsibilities of the Agent hereunder shall, nevertheless, cease. The Agent's sole responsibility thereafter shall be to use the Agent's reasonable efforts to keep safely the Escrowed Property and to deliver the Escrowed Property as may be directed in writing by both of the other parties hereto or by a Final Judgment. In addition, the Agent may, but is not obligated to, petition any court of competent jurisdiction for the appointment of a successor escrow agent. Such court may thereupon appoint a successor escrow agent after the Agent deposits the Escrowed Property into court and after such notice, if any, to the other parties hereto as the court may deem proper and prescribe. Except as provided in this Section 1.03(g), this Agreement shall not otherwise be assignable by the Agent without the prior written consent of the other parties hereto.

         (h) CompanyA and CompanyB authorize the Agent, if the Agent is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Property with the clerk of that court.

         (i) The Agent's responsibilities and liabilities hereunder, except as a result of the Agent's own bad faith or gross negligence, will terminate upon the delivery by the Agent of all the Escrowed Property under any provision of this Agreement.

II.      MISCELLANEOUS

         S. 2.01    Further Action

         At any time and from time to time, CompanyA and CompanyB each agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         S. 2.02 Survival

         Subject to Section 1.03(i), the covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the delivery by the Agent of the Escrowed Property, irrespective of any investigation made by or on behalf of any party.


         S. 2.03 Modification

         This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and (subject to Section 1.03(e)) may be modified only by a written instrument duly executed by each party.

         S. 2.04 Notices

         Any notice, advice, direction, or other document or communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested [(or by the most nearly comparable method if mailed from or to a location outside of the United States)], or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 2.04) with a copy to each of the other parties hereto. Any notice given to a corporate party shall be addressed to the attention of the Corporate Secretary. Any notice, advice, direction, or other document or communication given by certified mail (or such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 2.04 shall be deemed given at the time of receipt thereof.

         S. 2.05 Waiver

         Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         S. 2.06 Binding Effect

         Subject to Section 1.03(g), the provisions of this Agreement shall be binding upon and inure to the benefit of CompanyA and CompanyB and their respective assigns, heirs, and personal representatives, and shall be binding upon and inure to the benefit of the Agent and the Agent's successors and assigns.

         S. 2.07 No Third Party Beneficiaries

         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 2.06).

         S. 2.08 Jurisdiction

         The parties hereby irrevocably consent to the jurisdiction of the courts of the State of Arizona and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, a breach of this Agreement or of any such document or instrument, or the Escrowed Property.

         S. 2.09 Separability

         This entire Agreement shall be void if any provision of this Agreement other than the second and third sentence s of Section 2.11 is invalid, illegal, unenforceable, or inapplicable to any person or circumstance to which it is intended to be applicable, except that the provisions of Section 1.03 shall survive.

         S. 2.10 Headings

         The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         S. 2.11 Counterparts; Governing Law

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, any breach of this Agreement or any such document or instrument, or any transaction contemplated hereby or thereby may be brought only in the United States District Court for the District of Phoenix and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that such party is not subject personally to the jurisdiction of such court, that such party's property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

AMERICAN ALLIANCE, INC.


-------------------------------------
Name: _______________________
Its: __________________________


1SOFT CORP.


-------------------------------------
Name: _______________________
Its: __________________________


BLUME LAW FIRM, P.C.


-------------------------------------
Gary R. Blume, Attorney at Law, Agent
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